MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

July 31, 2026 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Australia – 0.4%
78,515	Rio Tinto PLC (Metals & Mining)	$ 7,629,273

Belgium – 0.6%
55,623	Anheuser-Busch InBev SA (Beverages)	4,831,078
93,392	Syensqo SA (Chemicals)	8,307,891

		13,138,969

Brazil* – 0.4%
626,018	NU Holdings Ltd. Class A (Banks)	8,970,838

Canada – 2.5%
204,901	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	9,760,880
227,293	Canadian Pacific Kansas City Ltd. (Ground Transportation)	20,198,968
24,322	Intact Financial Corp. (Insurance)	4,775,568
139,155	TC Energy Corp. (Oil, Gas & Consumable Fuels)	9,370,640
72,242	Toronto-Dominion Bank (Banks)	8,659,661

		52,765,717

China – 2.2%
178,900	Contemporary Amperex Technology Co. Ltd. Class A (Electrical Equipment)	10,480,350
280,400	NetEase, Inc. (Entertainment)	7,460,382
478,431	Tencent Holdings Ltd. (Interactive Media & Services)	29,233,562

		47,174,294

Denmark – 1.3%
71,858	Carlsberg AS Class B (Beverages)	10,581,425
350,224	Novo Nordisk AS Class B (Pharmaceuticals)	16,566,147

		27,147,572

Finland – 0.5%
173,646	Kone OYJ Class B (Machinery)	10,018,845

France – 13.0%
85,514	Air Liquide SA (Chemicals)	16,846,982
1,055,675	Alstom SA* (Machinery)	19,557,354
265,107	BNP Paribas SA (Banks)	33,686,775
77,907	Capgemini SE (IT Services)	9,260,081
318,964	Cie de Saint-Gobain SA (Building Products)	29,978,495
139,975	Cie Generale des Etablissements Michelin SCA (Automobile Components)	5,657,853
167,423	Edenred SE (Financial Services)	5,512,363
438,624	Engie SA (Multi-Utilities)	13,672,396
107,006	Kering SA (Textiles, Apparel & Luxury Goods)	35,319,827
51,451	Legrand SA (Electrical Equipment)	7,822,055

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
42,131	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	$ 23,135,606
84,279	Pernod Ricard SA (Beverages)	6,568,140
45,483	Safran SA (Aerospace & Defense)	17,873,968
279,076	Societe Generale SA (Banks)	26,232,207
232,843	TotalEnergies SE (Oil, Gas & Consumable Fuels)	20,527,545
75,709	Worldline SA*(a) (Financial Services)	1,076,740

		272,728,387

Germany – 9.3%
19,826	adidas AG (Textiles, Apparel & Luxury Goods)	3,668,267
66,612	Beiersdorf AG (Personal Products)	6,187,659
115,775	Daimler Truck Holding AG (Machinery)	6,548,311
330,993	Deutsche Bank AG (Capital Markets)	12,182,521
65,786	Deutsche Boerse AG (Capital Markets)	19,815,872
800,114	Deutsche Lufthansa AG (Passenger Airlines)	8,395,620
544,889	Deutsche Telekom AG (Diversified Telecommunication Services)	16,815,805
36,148	Fresenius SE & Co. KGaA (Health Care Providers & Services)	1,857,907
119,766	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	8,594,831
152,511	Lanxess AG (Chemicals)	2,913,194
64,857	Merck KGaA (Pharmaceuticals)	10,718,799
11,630	MTU Aero Engines AG (Aerospace & Defense)	4,876,205
191,192	SAP SE (Software)	35,044,559
64,192	Siemens AG (Industrial Conglomerates)	21,032,275
221,992	Siemens Energy AG (Electrical Equipment)	37,925,772

		196,577,597

Greece – 0.3%
860,035	Eurobank SA Class A (Banks)	4,444,269
55,311	National Bank of Greece SA (Banks)	1,034,927

		5,479,196

Hong Kong – 1.3%
1,196,000	AIA Group Ltd. (Insurance)	12,056,744
1,061,254	Prudential PLC (Insurance)	15,949,107

		28,005,851

India – 0.5%
301,537	HDFC Bank Ltd. (Banks)	2,361,579

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
302,671	ICICI Bank Ltd. ADR (Banks)	$ 9,077,103

		11,438,682

Indonesia – 0.1%
11,420,900	Bank Mandiri Persero Tbk. PT (Banks)	2,657,299

Ireland – 0.9%
1,146,137	AIB Group PLC (Banks)	13,631,716
236,098	Bank of Ireland Group PLC (Banks)	4,958,032

		18,589,748

Israel* – 1.0%
69,837	Check Point Software Technologies Ltd. (Software)	8,878,378
318,835	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals)	11,162,413

		20,040,791

Italy – 3.3%
306,433	Banca Monte dei Paschi di Siena SpA (Banks)	4,104,174
528,068	Enel SpA (Electric Utilities)	5,963,682
435,732	Eni SpA (Oil, Gas & Consumable Fuels)	12,120,617
2,310,571	Intesa Sanpaolo SpA (Banks)	17,466,312
197,972	Ryanair Holdings PLC ADR (Passenger Airlines)	11,583,342
166,844	UniCredit SpA (Banks)	15,735,363
194,870	Wizz Air Holdings PLC*(a) (Passenger Airlines)	2,817,900

		69,791,390

Japan – 11.8%
80,400	Advantest Corp. (Semiconductors & Semiconductor Equipment)	15,885,588
64,000	Daikin Industries Ltd. (Building Products)	9,270,705
591,300	Denso Corp. (Automobile Components)	7,260,516
301,900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	7,106,612
624,800	Hitachi Ltd. (Industrial Conglomerates)	20,475,031
45,000	Hoya Corp. (Health Care Equipment & Supplies)	6,881,261
656,500	KDDI Corp. (Wireless Telecommunication Services)	12,095,169
56,800	Kose Holdings Corp. (Personal Products)	2,021,545
2,288,000	LY Corp. (Interactive Media & Services)	6,374,923
469,300	Mitsubishi Electric Corp. (Electrical Equipment)	16,905,635

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
240,601	Mitsubishi Heavy Industries Ltd. (Machinery)	$ 5,620,999
909,600	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	18,231,797
769,500	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	10,203,659
301,200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	10,737,812
42,800	SMC Corp. (Machinery)	18,492,180
616,700	Sompo Holdings, Inc. (Insurance)	27,379,384
477,500	Sony Group Corp. (Household Durables)	11,158,633
506,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	21,780,939
716,000	Suzuki Motor Corp. (Automobiles)	9,346,338
515,600	Terumo Corp. (Health Care Equipment & Supplies)	7,563,798
595,100	ZOZO, Inc. (Specialty Retail)	4,275,160

		249,067,684

Netherlands – 3.6%
13,081	ASML Holding NV (Semiconductors & Semiconductor Equipment)	21,308,949
142,878	Heineken NV (Beverages)	12,936,219
760,760	ING Groep NV (Banks)	26,734,282
548,144	Koninklijke Philips NV (Health Care Equipment & Supplies)	14,442,410

		75,421,860

Portugal – 0.1%
115,577	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	2,624,824

Singapore – 2.5%
200,580	DBS Group Holdings Ltd. (Banks)	11,572,804
320,761	Sea Ltd. ADR* (Broadline Retail)	34,238,029
187,300	United Overseas Bank Ltd. (Banks)	6,334,312

		52,145,145

South Korea – 1.8%
96,785	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	16,845,893
1,467	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	6,280,446
13,611	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	15,457,400

		38,583,739

Spain – 1.1%
163,835	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	10,111,400

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
487,721	Banco Bilbao Vizcaya Argentaria SA (Banks)	$ 13,671,740

		23,783,140

Sweden – 1.0%
2,913,761	Electrolux AB Class B* (Household Durables)	8,530,989
1,238,545	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	12,225,142

		20,756,131

Switzerland – 3.8%
82,357	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	19,464,396
79,020	Nestle SA (Food Products)	7,898,126
37,948	Sika AG (Chemicals)	8,537,943
21,929	Sonova Holding AG (Health Care Equipment & Supplies)	5,974,641
507,433	UBS Group AG (Capital Markets)	26,821,706
13,547	Zurich Insurance Group AG (Insurance)	10,319,131

		79,015,943

Taiwan – 3.4%
953,120	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	70,497,748

United Kingdom – 17.5%
257,662	3i Group PLC (Capital Markets)	9,919,418
185,518	AstraZeneca PLC (Pharmaceuticals)	31,558,523
2,550,434	Barclays PLC (Banks)	17,530,505
102,781	Berkeley Group Holdings PLC* (Household Durables)	4,854,623
579,729	British American Tobacco PLC (Tobacco)	35,166,901
435,844	Compass Group PLC (Hotels, Restaurants & Leisure)	13,840,598
696,303	Diageo PLC (Beverages)	15,296,620
472,135	GSK PLC (Pharmaceuticals)	12,276,858
5,407,906	Lloyds Banking Group PLC (Banks)	8,358,542
49,553	London Stock Exchange Group PLC (Capital Markets)	5,574,343
1,588,519	Melrose Industries PLC (Aerospace & Defense)	9,771,420
1,122,912	National Grid PLC (Multi-Utilities)	17,973,162
3,154,949	NatWest Group PLC (Banks)	29,759,477
302,215	Reckitt Benckiser Group PLC (Household Products)	21,329,537
624,873	RELX PLC (Professional Services)	22,020,966
3,514,905	Rolls-Royce Holdings PLC (Aerospace & Defense)	70,121,165

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
135,343	Segro PLC (Industrial REITs)	$ 1,767,946
620,119	Smith & Nephew PLC (Health Care Equipment & Supplies)	9,700,500
173,295	Smiths Group PLC (Industrial Conglomerates)	6,188,293
192,662	SSE PLC (Electric Utilities)	6,086,856
96,002	Standard Chartered PLC (Banks)	2,838,549
1,949,602	Tesco PLC (Consumer Staples Distribution & Retail)	12,832,589
704,073	WH Smith PLC (Specialty Retail)	4,120,513

		368,887,904

United States – 12.5%
17,994	Aon PLC Class A (Insurance)	6,487,737
116,265	Arch Capital Group Ltd.* (Insurance)	11,688,120
593,042	Carnival Corp. Ltd. (Hotels, Restaurants & Leisure)	16,492,498
235,548	Experian PLC (Professional Services)	8,887,159
40,601	Ferguson Enterprises, Inc. (Trading Companies & Distributors)	9,514,032
17,792	Linde PLC (Chemicals)	8,511,337
104,754	Medtronic PLC (Health Care Equipment & Supplies)	8,944,944
241,125	Novartis AG (Pharmaceuticals)	37,709,962
63,849	Octave Intelligence PLC SDR* (Software)	1,144,591
105,186	Philip Morris International, Inc. (Tobacco)	20,071,592
105,700	Qiagen NV (Life Sciences Tools & Services)	4,349,435
96,624	Roche Holding AG (Pharmaceuticals)	42,233,614
76,405	Sanofi SA (Pharmaceuticals)	6,579,361
68,484	Schneider Electric SE (Electrical Equipment)	23,009,617
33,064	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	28,307,082
219,663	Smurfit Westrock PLC (Containers & Packaging)	10,097,908
26,939	Spotify Technology SA* (Entertainment)	13,467,884
36,415	Waste Connections, Inc. (Commercial Services & Supplies)	6,095,143

		263,592,016

TOTAL COMMON STOCKS (Cost $1,448,276,245)		$2,036,530,583

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(b) – 3.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
68,577,013	3.571%	$ 68,577,013
(Cost $68,577,013)

TOTAL INVESTMENTS – 100.0% (Cost $1,516,853,258)		$2,105,107,596

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		893,120

NET ASSETS – 100.0%		$2,106,000,716

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF JULY 31, 2026
Sector	% of Total Market Value
Financials	21.9%
Industrials	20.7
Information Technology	13.1
Health Care	10.8
Consumer Discretionary	10.0
Consumer Staples	7.9
Communication Services	4.0
Materials	3.5
Investment Company	3.3
Energy	2.6
Utilities	2.1
Real Estate	0.1
100.0%

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
PLC	— Public Limited Company
SDR	— Special Drawing Rights

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Fund (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of July 31, 2026:

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$67,631,083	$451,980,150	$—
Australia and Oceania	—	7,629,273	—
Europe	43,925,858	1,140,035,648	—
North America	192,443,994	123,913,739	—
South America	8,970,838	—	—
Investment Company	68,577,013	—	—

Total	$381,548,786	$1,723,558,810	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Asset Allocation Risk — The Fund’s allocations to the various asset classes may cause the Fund to underperform other funds with a similar investment objective.

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index/Tracking Error Risk — To the extent that an index-tracking strategy or implementation of a sub-strategy by a transition manager is used with respect to a portion of a Fund’s assets, including through investment in an ETF that seeks to track an index or implementation of an index-tracking strategy, the Fund will be negatively affected by general declines in the securities and asset classes represented in the relevant index. There is no guarantee that the Fund, or relevant portion of the Fund, will achieve a high degree of correlation to the relevant index. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability, or the ability of an ETF in which it invests, to adjust its exposure to the required levels in order for the relevant portion of the Fund to track the relevant index. In addition, because that portion of the Fund is not “actively” managed, unless a specific security is removed from the relevant index, the Fund or an ETF in which it invests generally would not sell a security because the security’s issuer was in financial trouble. At times when an index-tracking strategy is used with respect to a portion of the Fund’s assets, the Fund’s performance could be lower than funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

July 31, 2026 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.